SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 23, 2002


                                 PIZZA INN, INC.

             (Exact name of registrant as specified in its charter)



          MISSOURI                    0-12919               47-0654575
 (State  or  other  jurisdiction    (Commission      (I.R.S.  Employer
of  incorporation  or  organization) File  Number)Identification  Number)


                    3551 PLANO PARKWAY, THE COLONY, TX 75056

               (Address of principal executive offices)(zip code)



      Telephone number of registrant, including area code:  (469) 384-5000




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
ITEM  5.


On December 18, 2002 the Board of Directors of Pizza Inn, Inc. approved and adopted the following amendments to the Company's Bylaws, effective as of December 18, 2002:

1. Article III, Section 7 is amended by deletion in its entirety and substitution in lieu thereof the following new Section 7:

     Section  7.  Special Meetings. Special meetings of the shareholders for any
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purpose  or  purposes  may  be  called  by  the  Chief Executive Officer or by a majority  of  the  Board  of  Directors.

2.     The  following  new  Section 13 is inserted immediately after the present
Section  12  of  Article  III:
     Section  13.  Business  at  Shareholders'  Meeting.  At  any meeting of the
     --------------------------------------------------
shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received no later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder and (iii) any material interest of the shareholder in such business. No business shall be conducted at a meeting of the shareholders unless proposed in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted. To the extent this Section 13 shall be deemed by the Board of Directors or the Securities and Exchange Commission, or finally adjudged by a court of competent jurisdiction, to be inconsistent with the right of shareholders to request inclusion of a proposal in the Corporation's proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, such rule shall prevail.

3.     The  following  is  inserted as a new sentence at the end of the existing
Section  1  of  Article  IV:

     "While an affiliate of Newcastle Partners L.P. is a member of the Board of Directors of the Corporation, the Corporation shall neither propose nor support any effort to expand the size of the Board above seven members."

     4. The following new Section 6 is inserted immediately after the present Section 5 of Article IV:
Section  6.  Nominations  to  Board  of  Directors.  Nominations  of persons for
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election  to  the  Board  of  Directors  of  the Corporation at a meeting of the
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shareholders may be made by or at the direction of the Board of Directors or may
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be  made  at a meeting of shareholders by any shareholder of the Corporation who is entitled to vote for the election of Directors at the meeting in compliance with the notice procedures set forth in this Section 6 of Article IV. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days notice or prior public disclosure of the date of the meeting is given or made no later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and
(iv) any other information related to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation at a meeting of the shareholders unless such person has been nominated in accordance with the procedures set forth herein. If the facts warrant, the Chairman of the meeting shall determine and declare to the meeting that a nomination does not satisfy the requirements set forth in the preceding sentence and the defective nomination shall be disregarded. Nothing in this Section 6 shall be construed to affect the requirements for proxy statements of the Corporation under Regulation 14A of the Exchange Act.



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              PIZZA  INN,  INC.


                              By:  /s/  Ronald  W.  Parker
          Ronald  W.  Parker,  Chief  Executive  Officer

Date:     December  23,  2002